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                                                                     Exhibit 1.1

                          MERCURY GENERAL CORPORATION

                                 Debt Securities

                             Underwriting Agreement

                                                                  August 2, 2001
To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto

Ladies and Gentlemen:

        MERCURY GENERAL CORPORATION, a California corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Securities"), to be issued under an Indenture, dated as of June 1, 2001 (as amended or supplemented from time to time, the "Indenture"), between the Company and Bank One Trust Company, National Association, as trustee thereunder (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-62228) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), relating to certain debt securities (the "Shelf Securities") and the offering thereof from time to time in accordance with Rule 415 of Regulation C under the Securities Act by the Company. Such registration statement and each post-effective amendment thereto, if applicable, has been declared effective by the Commission. Such registration statement, as so amended, if applicable, to the date of this Agreement (including the exhibits and schedules thereto), is hereinafter referred to as the "Registration Statement"; provided, that in the event any post-effective amendment to such registration statement or any Rule 462(b) registration statement becomes effective prior to the Closing Date, the term "Registration Statement" shall also mean such registration statement as so amended or such Rule 462(b) registration statement, as the case may be. The prospectus covering the Shelf Securities (the "Base Prospectus"), as supplemented by the prospectus supplement specifically relating to the Securities, in the forms first used to confirm sales of the Securities, are collectively hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Base Prospectus, any preliminary form of prospectus (a "Preliminary Prospectus") previously filed with the Commission pursuant to Rule 424 of Regulation C under the Securities Act or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as


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amended, and the rules and regulations of the Commission thereunder
(collectively, the "Exchange Act"), on or before the date of this Agreement or the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement or the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

        The Company hereby agrees with the Underwriters as follows:

        1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations, warranties and agreements of the Company herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

        2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities in conformity with the Securities Act, any applicable blue sky laws and all other rules and regulations applicable to them in connection therewith and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

        3. Payment for the Securities shall be made to the Company or to its order by wire transfer of same-day funds to an account designated by the Company or, if specifically requested by the Company, by certified or official bank check or checks payable to the Company in federal or other same-day funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the tenth Business Day (as hereinafter defined) thereafter, as you and the Company may agree in writing). Such payment will be made upon delivery to, or to you for the respective accounts of, such Underwriters of the Securities through the facilities of The Depository Trust Company or, if specifically requested by the Representatives, in certificated form registered in such names and in such denominations as you shall request not less than one full Business Day prior to the date of delivery with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are authorized or required to be closed in the City of New York, New York. The time and date of such payment and delivery with respect to the Securities are collectively hereinafter referred to as the "Closing Date". The certificates for the Securities will be made available for inspection and packaging by you by 1:00 P.M. local time on the Business Day prior to the Closing Date at such place in the City of New York, New York as you and the Company shall agree.


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        4. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date (each, a "Representation Date") that:

        (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; the Registration Statement and Prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendments or supplements thereto) comply, or will comply, as the case may be, when they become effective or are filed with the Commission, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"); as of the applicable effective date and each Representation Date, the Registration Statement and any amendment thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the applicable filing date and each Representation Date, the Prospectus and any amendment or supplement thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to
(i) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for inclusion therein.

        (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents, when they were so filed, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (c) This Agreement has been duly authorized, executed and delivered by the Company.

        (d) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution


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and delivery by the Trustee, constitutes a valid and binding agreement of the
Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law); the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly executed and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Indenture (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law), and holders of the Securities will be entitled to the benefits provided for in the Indenture; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus.

        (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

        (f) Other than Mercury Casualty Company and Mercury Insurance Company (each a "Subsidiary" and collectively, the "Subsidiaries"), the Company has no subsidiaries that would, individually or in the aggregate, constitute a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) as of the last day of the Company's most recent fiscal quarter; each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

        (g) The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the column entitled "Actual" under the "Capitalization" section of the Prospectus, such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock were issued in violations of preemptive or other similar rights of any security holder of the Company; all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company, either directly or through


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wholly owned subsidiaries, free and clear of any perfected security interest or any other security interests, liens or encumbrances.

        (h) The financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

        (i) KPMG LLP, who have certified certain financial statements included or incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act.

        (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there (A) has been no material adverse change, or any development involving a prospective material adverse exchange, in or affecting the business, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Change") and (B) have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

        (k) The execution, delivery and performance of this Agreement, the Indenture and any other agreement or instrument entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus, the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company with its obligations hereunder and thereunder do not and will not conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject (collectively, the "Agreements and Instruments"), the result of which would cause a Material Adverse Change, nor will any of the above actions result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations.


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        (l) There is no action, suit, proceeding, inquiry or investigation before, or brought by, any court or governmental agency or body now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Change, or have a material adverse effect on the consummation of the transactions contemplated by the Prospectus, this Agreement or the Indenture or the performance by the Company of its obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, is not reasonably expected to result in a Material Adverse Change.

        (m) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the due authorization, execution and delivery by the Company of this Agreement or for the performance by the Company of the transactions contemplated by the Prospectus, this Agreement or the Indenture, except such as have already been made, obtained or rendered, as applicable.

        (n) Each insurance company subsidiary of the Company (collectively, the "Insurance Subsidiaries") is duly licensed as an insurance company in its jurisdiction of organization and is duly licensed or authorized as an insurer in each jurisdiction outside its jurisdiction of organization where it is required to be so licensed or authorized to conduct its business as described in the Registration Statement and the Prospectuses, except where the failure to be so licensed or authorized would not result in a Material Adverse Change.

        (o) Each of the Company and each Insurance Subsidiary is in compliance with the requirements of the insurance laws of the jurisdiction of its incorporation or domicile and any applicable regulations thereunder and has filed all reports, registrations, documents or other information required to be filed thereunder, except where the failure to comply or file would not result in a Material Adverse Change; and each of the Insurance Subsidiaries is in compliance with the insurance laws and regulations of each other jurisdiction that is applicable to such Insurance Subsidiary, except where the failure to comply would not result in a Material Adverse Change.

        (p) The statutory annual and quarterly statements of the Insurance Subsidiaries required to be filed, including the statutory balance sheets and income statements included in such statutory annual and quarterly statements, most recently filed in each jurisdiction, have been prepared in all material respects in conformity with required or permitted statutory accounting principles or practices consistently followed, except as may otherwise be indicated in the notes thereto, and fairly present in all material respects the financial position of the Insurance Subsidiaries (on a statutory basis) for the periods covered thereby.

        (q) All ceded reinsurance treaties, contracts, agreements and arrangements to which


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the Company or any of its Insurance Subsidiaries is a party are in full force and effect and neither the Company nor any of its Insurance Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except for such violations or defaults which could not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect; neither the Company nor any of its Insurance Subsidiaries has received any notice from any of the other parties to such treaties, contracts, agreements or arrangements indicating that such other party intends not to perform in any material respect its obligations thereunder and none of the Company nor any of its Insurance Subsidiaries has any reason to believe that any of the other parties to such treaties, contracts, agreements or arrangements will be unable to perform its obligations thereunder, except to the extent that (i) the Company or such Insurance Subsidiary has established appropriate reserves on its financial statements therefor or (ii) such nonperformance could not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Change.

        (r) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

        Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company as to matters covered thereby to each Underwriter.

        5. The Company covenants and agrees with each Underwriter as follows:

        (a) To file the Prospectus in a form approved by you (such approval not to be unreasonably withheld or delayed) pursuant to Rule 424 of Regulation C under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities .

        (b) To deliver to each Representative and counsel for the Underwriters, at the expense of the Company, a conformed copy of the Registration Statement (as originally filed) and each amendment thereto prior to the Closing Date, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request.

        (c) For so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably and timely object in writing; provided, however, that the provisions of this paragraph (c) shall not apply to any of the


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Company's periodic filings under the Exchange Act described in paragraph (d), copies of which filings the Company has delivered to you in advance of their transmission to the Commission for filing.

        (d) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424 of Regulation C under the Securities Act or when any Rule 462(b) Registration Statement related to the Securities shall have been filed with the Commission, (ii) when any amendment to the Registration Statement shall have become effective during any time period when the Prospectus is required to be delivered under the Securities Agreement, (iii) of any request, during any time period when the Prospectus is required to be delivered under the Securities Act, by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, insofar as such amendment or supplement relates to or covers the Company generally or the Securities specifically, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose at any time prior to the Closing Date and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

        (e) If, at any time when the Prospectus is required to be delivered under the Securities Act, any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading or, if it is necessary to amend or supplement the Prospectus to comply with law, to promptly prepare and furnish, subject to subsection (c) above, at the expense of the Company (unless such event shall occur more than nine months after the date of the Prospectus, in which case the cost of preparing and furnishing such amendments or supplements shall be borne by the Underwriter or Underwriters requesting the same), to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

        (f) To make generally available to its security holders and to you as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Section 158(c) under the Securities Act), an earnings


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statement of the Company and its subsidiaries, which shall satisfy the provisions of Section 11(a) of the Securities Act.

        (g) From and including the date hereof to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by, the Company, which are substantially similar to the Securities, without your prior written consent.

        (h) The Company will use its reasonable efforts to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

        (i) To pay, except as otherwise provided in paragraph (e) above, all costs and expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation and filing under the Securities Act of the Registration Statement, the Prospectus and any Preliminary Prospectus (including, in each case, all exhibits, amendments and supplements thereto),
(iii) incident to the printing and delivery of reasonable quantities of the Registration Statement, the Prospectus and any Preliminary Prospectus (including, in each case, all exhibits, amendments and supplements thereto),
(iv) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including the fees and disbursements of counsel for the Underwriters in an amount not to exceed $7,500), (v) in connection with any listing of the Securities on any stock exchange or quotation system, (vi) related to any required filing with the National Association of Securities Dealers, Inc., (vii) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Final Blue Sky Memoranda and any Legal Investment Survey and (viii) payable to rating agencies in connection with the rating of the Securities; provided, however, that, except as provided in this Section 5(i) and in Sections 7 and 10 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

        (j) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.


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        6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

        (a) The representations and warranties of the Company contained herein are true and correct on and as of the Closing Date, as if made on and as of the Closing Date, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

        (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424 of Regulation C under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to the knowledge of the Company, threatened by the Commission; and all reasonable requests for additional information on the part of the Commission shall have been complied with to your satisfaction.

        (c) From and including the date of this Agreement to and including the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any probable change that does not indicate an improvement in the rating accorded any securities of, or guaranteed by, the Company by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services.

        (d) Since the respective dates as of which information is given in the Prospectus, there shall not have been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

        (e) The Representatives shall have received, on and as of the Closing Date, a certificate of the Chief Financial Officer of the Company to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus.

        (f) Latham & Watkins, counsel for the Company, shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect that:

               (i) The Company is a corporation and is validly existing and in good standing under the laws of the State of California, with corporate power and authority to own its properties and to conduct is business as described in the Prospectus.


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               (ii) Each of Mercury Casualty Company and Mercury Insurance
        Company is a corporation and is validly existing and good standing under the laws of the State of California, with corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

               (iii) The Underwriting Agreement has been duly authorized, executed, and delivered by the Company.

               (iv) The Indenture has been duly authorized, executed and delivered by the Company, and is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to customary exceptions.

               (v) The execution and delivery of the Securities have been duly authorized by the Company, and the Securities have been duly executed, and when the Securities are authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will be issued and legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to customary exceptions.

               (vi) The issue and sale of the Securities pursuant to the Indenture and this Agreement on the date hereof and compliance by the Company with the provisions of the Indenture and this Agreement will not:

                (a) result in a breach of or a default under, any agreements or instruments to which the Company or any of its subsidiaries is a party or by which the Company or any such subsidiary is bound or to which any of the assets, properties or operations of the Company or any such subsidiary is subject and which are identified to such counsel in an officers certificate as material;

                (b) violate any federal, New York or California statute, rule or regulation; or

                (c) require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any federal, New York or California statute, rule or regulation applicable to the Company, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

               (vii) The Indenture has been qualified under the Trust Indenture Act.

               (viii) The Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no Proceedings therefor have been initiated. Any required filing of the Prospectus and the Prospectus Supplement pursuant to Rule 424 under the Act has been made in accordance with Rule 424 under the Act.

               (ix) The Registration Statement and the Prospectus, as of their respective effective or issue dates, complied as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder, it being understood that such counsel need express no opinion with respect to the financial statements, schedules, other financial data, exhibits included in, incorporated by reference in, or omitted from the Registration Statement or the Prospectus or the Trustee's Statement of Eligibility on Form T-1. In passing upon the compliance as to form of the Registration Statement and Prospectus, such counsel may assume that the statements made therein are correct and complete.

               (x) The documents incorporated by reference in the Registration Statement (the "Incorporated Documents"), as of their respective filing dates, complied as to form in all material respects with the applicable respective requirements for reports on Forms 10-K, 10-Q, 8-K and proxy statements under the Exchange Act and the rules and regulations of the Commission thereunder, it being understood that such counsel need express no opinion with respect to the financial statements, schedules, other financial data, or exhibits included in, incorporated by reference in, or omitted from such Incorporated Documents. In passing upon the compliance as to form of the Incorporated Documents, such counsel may assume that the statements therein are correct and complete.

               (xi) The Securities and the Indenture conform in all material respects to the description thereof under the captions "Description of Debt Securities" and "Description of Securities" in the Prospectus.

               (xii) The statements incorporated by reference from Item 3 of
        Part 1 of the Company's most recent Form 10-K and in the Registration Statement in Item 15, insofar as such statements constitute a summary of legal matters, documents, statutes and regulations are accurate summaries in all material respects.

               (xiii) The Company is not, and after giving effect to the sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

               (xiv) Such counsel shall state that on the basis of their participation in the preparation of the Registration Statement, the Prospectus, and the Incorporated Documents, but not passing upon the accuracy, completeness, or fairness of the statements contained therein (other than as provided in paragraphs (xi) and (xii) above), nothing came to their attention which caused them to believe that the Registration Statement, at the time it became effective or as of the date of such opinion, or the

        Incorporated Documents, as of the dates of their respective filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as to its date, the date hereof, or the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to financial statements, schedules, other financial data or exhibits included, incorporated by reference in, or omitted from, the Registration Statement, Prospectus, or Incorporated Documents).

        In rendering such opinions, such counsel may: rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. With respect to the matters to be covered in subparagraphs (ix) and (x) above, counsel may state his opinion and belief is based upon his participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

        (g) Douglas Hallett, General Counsel for the Company, shall have furnished to you his written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

               (ii) Each of Mercury Casualty Company and Mercury Insurance Company is in good standing (or the local equivalent) under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

               (iii) All of the outstanding shares of capital stock of each of Mercury Casualty Company and Mercury Insurance Company have been duly authorized and validly issued and are fully paid and non-assessable and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of such subsidiaries are owned by the Company, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, lien or encumbrance.

               (iv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, required to be disclosed in the Registration Statement or Prospectus which is not, and there is no document required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not.

               (v) The issue and sale of the Securities pursuant to the Indenture and this Agreement on the date hereof and compliance by the Company with the provisions of the Indenture and this Agreement will not result in a breach of or a default under the Company's articles of incorporation, as amended, or the Company's Bylaws, as amended.

        In rendering such opinion, such counsel may: rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company.

        (h) On the date hereof and on the Closing Date, KPMG LLP shall have furnished to you a letter, dated as of each such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

        (i) You shall have received on and as of the Closing Date an opinion of Mayer, Brown & Platt, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the effectiveness of the Registration Statement, the disclosure in the Registration Statement and the Prospectus and such other matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

        (j) On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

        7. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted in respect thereof) as incurred to which such Underwriter or controlling person may be subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

        (i) any untrue statement or alleged untrue statement of a material fact contained or included in the Registration Statement or any amendment thereof, the Prospectus the Prospectus as amended or supplemented or any amendment or supplement thereto, or any Preliminary Prospectus; or

        (ii) the omission or alleged omission to state therein a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereof, the Prospectus or the Prospectus as amended or supplemented or any amendment or supplement thereto, necessary to make the statements therein not misleading or, in the case of any Preliminary Prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided, however, the Company shall not be liable insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus or in the Registration Statement or any amendment thereof, the Prospectus, the Prospectus as amended or supplemented or any such amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by such Underwriter through the Representatives expressly for inclusion therein; and provided, further, that the Company shall not be liable to any Underwriter or any person controlling such Underwriter under the indemnity agreement provided for in this paragraph (a) with respect to a Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if (A) the Company has previously furnished copies thereof to such Underwriter and (B) the applicable untrue or alleged untrue statement or omission was corrected therein.

        (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted in respect thereof) as incurred to which the Company may become subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

        (i) any untrue statement or alleged untrue statement of a material fact contained or included in the Registration Statement or any amendment thereof, the Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto, or any Preliminary Prospectus; or

        (ii) the omission or alleged omission to state therein a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereof, the Prospectus or the Prospectus as amended or supplemented or any amendment or supplement thereto, necessary to make the statements therein not misleading or, in the case of any Preliminary Prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was made in any Preliminary Prospectus or in the Registration Statement or any amendment thereof, the Prospectus or the Prospectus as amended or supplemented or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein.

        (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought (the "Indemnified Person") pursuant to either of subsections (a) or (b) above, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing (in such detail as may be available to such Indemnified Person). In no case shall an Indemnifying Person be liable under this Section 7 with respect to any claim made against an Indemnified Person unless such Indemnifying Person shall be notified in writing of the nature of the claim within a reasonable time after the Indemnified Party is aware of such claim, but failure to so notify such Indemnifying Person shall relieve the Indemnifying Party only to the extent the Indemnifying Party is actually prejudiced by such failure and failure shall not relieve the Indemnifying Party from any liability which it may have otherwise than on account of this Section 7. Upon such notice, the Indemnifying Person shall be entitled to participate in and, to the extent that it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person of its election to so assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation or as provided in subsection (d) below. Each Indemnified Person shall assist the Indemnifying Person in any defense undertaken pursuant to this Section 7 by providing such assistance and cooperation (including, without limitation, witness and documentary or other information) as may be reasonably requested by the Indemnifying Person in connection with such defense, provided that all reasonable costs and expenses of such assistance and cooperation shall be borne by the Indemnifying Person.

        (d) Notwithstanding anything contained herein, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnifying Person or (iii) the named parties in the applicable suit, action, proceeding, claim or demand (including any impleaded parties) include both the Indemnified Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or defenses available to them. It is understood that the Indemnifying Person shall not in connection with any proceeding or related proceeding in the same jurisdiction be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such fees and expenses, to the extent they are reasonable, shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened claim, action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding; and (ii) does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of an indemnified party.

        (e) If the indemnification provided for in subsections (a) or (b) above is legally unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

        (f) The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportions as the net proceeds from the offering of the Securities received by the Company (net of underwriting discounts and commissions but before deducting expenses) bear to the total underwriting discounts and the commissions received by the Underwriters. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Underwriter.

        (g) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (f) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in subsection (f) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective principal amounts of the Securities set forth opposite their names in Schedule I hereto, and not joint.

        (h) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

        (i) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

        8. Notwithstanding anything contained herein, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company if, from and including the date of this Agreement to and including the Closing Date, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc.,
(ii) trading of any securities of, or guaranteed by, the Company shall have been suspended on any stock exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the sole judgment of the Representatives, is material and adverse and which, in the sole judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

        9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated, severally in the proportions that the principal amount of Securities set forth opposite their respective names in
Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter.

        If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or Underwriters or the Company. In any such case, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected.

        Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement and the offering of Securities.

        11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule I hereto. Notices to the Company shall be given to it at 4484 Wilshire Boulevard, Los Angeles, California 90010 Attention: Gabriel Tirador, Vice President and Chief Financial Officer.

        13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                           Very truly yours,

                                           MERCURY GENERAL CORPORATION



                                           By:    /s/ GABRIEL TIRADOR
                                                  ------------------------------
                                                  Name:  Gabriel Tirador
                                                  Title: Vice President and
                                                         Chief Financial Officer



Accepted:

BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
        SMITH INCORPORATED

By:     BANC OF AMERICA SECURITIES LLC



By:    /s/ LILY CHANG
       ------------------------------
       Name:  Lily Chang
       Title: Principal

Acting severally on behalf of themselves

                                   SCHEDULE I

The Securities

Representatives:                   Banc of America Securities LLC
                                   Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated

Title of Securities:               7.25% Notes due 2011

Aggregate principal amount:        $125,000,000

Maturity:                          August 15, 2001

Interest Rate:                     7.25% per annum

Interest Payment Dates:            February 15 and August 15?commencing
                                   February 15, 2002

Optional Redemption/ Repayment
Provisions:                        Market make-whole at T+0.25%, as described
                                   in the Prospectus

Sinking Fund Provisions:           None

Price to Public:                   99.723%

Price to Underwriters:             99.073% ($123,841,250)

Form: Book-entry only form through the facilities of The Depository Trust Company

Other Provisions:                  Not applicable

Closing Date and Location:         August 7, 2001
                                   10:00 a.m., pacific time
                                   Latham & Watkins
                                   633 West Fifth Street, Suite 4000
                                   Los Angeles, California 90071

Address for Notices to
Underwriters:                      c/o Banc of America Securities LLC
                                   Bank of America Corporate Center
                                   NC1-007-07-01
                                   100 North Tryon Street
                                   North Carolina, NC 28255

                                   SCHEDULE II

                                                             Principal Amount
            Underwriter                                        of Securities
            -----------                                      -----------------
    Banc of America Securities LLC                             $106,250,000

    Merrill Lynch, Pierce, Fenner & Smith
                         Incorporated                           $18,750,000


    Total                                                      $125,000,000